Exhibit 10.7

Execution version

From:	Barclays Bank PLC
European Loans Agency
5 The North Colonnade
Canary Wharf
London E14 4BB
United Kingdom
(the Agent)

To:	Tower Insurance Company of New York
120 Broadway
31st Floor
New York NY 10271
United States

CastlePoint Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

CastlePoint National Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

Hermitage Insurance Company
120 Broadway
31st Floor
New York NY 10271
United States

18 October 2013

Dear Sirs

WAIVER LETTER RELATING TO THE LETTER OF CREDIT FACILITY AGREEMENT ENTERED INTO BETWEEN (1) TOWER INSURANCE COMPANY OF NEW YORK, (2) CASTLEPOINT INSURANCE COMPANY, (3) CASTLEPOINT NATIONAL INSURANCE COMPANY, (4) HERMITAGE INSURANCE COMPANY (5) BARCLAYS BANK PLC AND BANK OF MONTREAL, LONDON BRANCH AS ISSUING BANKS, AND (6) BARCLAYS BANK PLC AS AGENT AND SECURITY AGENT DATED 11 NOVEMBER 2011 AS AMENDED ON 12 MARCH 2012, 16 JULY 2012, 21 NOVEMBER 2012, AMENDED AND RESTATED ON 7 MARCH 2013 AND AMENDED ON 2 MAY 2013 (THE “FACILITY AGREEMENT”)

Execution version

1.	INTERPRETATION

1.1	We refer to the Facility Agreement. Capitalised terms defined in the Facility Agreement have the same meaning when used in this letter unless expressly defined in this letter. In this letter:-

“Apollo Letter of Credit”	means the Letter of Credit set out in Part 3 of the Appendix to this letter

“Commuted Letters of Credit”	means each Letter of Credit set out in Part 2 of the Appendix to this letter

“Deposit Accounts”	means each account held at BBNY (as defined below) in which cash collateral is held pursuant to the terms of this letter

“Excess Cash Amount”	means in respect of a Borrower and a Deposit Account:-

(a) the aggregate amount of cash held in that Deposit Account; less

(b) the amount equal to the sum of 100 per cent of the aggregate principal amount of each Letter of Credit (other than the Hardy Letter of Credit) outstanding to that Borrower (calculated at the Base Currency Amount) and, where applicable, 108 per cent of the aggregate principal amount outstanding of the Hardy Letter of Credit (calculated at the Base Currency Amount)

“Facility Amendment Agreement”	means the amendment agreement in respect of the Facility Agreement in the agreed form

“Hardy Letter of Credit”	means the Letter of Credit set out in Part 4 of the Appendix to this letter

“New Security Document	means each of:-

(c) a deposit control agreement between the Security Agent, the Account Bank and each Borrower in the agreed form;

(d) an amendment to each Security Document in the agreed form

“Reinsured Letters of Credit”	means each Letter of Credit set out in Part 1 of the Appendix to this letter

1.2	The principles of construction set out in the Facility Agreement shall have effect as if set out in this letter. In this letter:-

(i)	“agreed form” means in relation to any document, in the form agreed by each party to that document;

(ii)	“outstanding” means, in relation to a Letter of Credit, where such Letter of Credit has not been returned and/or cancelled to the satisfaction of the Agent.

1.3	This letter is entered into by Barclays Bank PLC as Agent on behalf of the Finance Parties pursuant to clause 30.1 (Required consents) of the Facility Agreement.

Execution version

2.	WAIVER

Subject to paragraphs 3 and 4 of this letter, the Agent (on behalf of itself and the other Finance Parties) pursuant to clause 30.1 (Required consents) of the Facility Agreement), hereby waives, with effect from the date the Agent receives a countersigned copy of this letter from each of the Borrowers, any Default which would otherwise arise solely from breach of clause 15.1(a) or a breach of clause 15.1(b)(ii) (Financial Statements) of the Facility Agreement, as a result of Borrower A not supplying to the Agent by 29 August 2013 the consolidated financial statements of Tower Group, Inc. for the calendar quarter ending 30 June 2013.

3.	CONDITIONS

3.1	The waiver in paragraph 2 of this letter shall be conditional upon:-

3.1.1	by 5pm (London time) on 30 October 2013 Borrower A supplying to the Agent the consolidated financial statements of Tower Group, Inc. for the calendar quarter ending 30 June 2013 and each Borrower supplying its statutory financial statements for that financial quarter, together with a certificate confirming that no Default or Event of Default has occurred and is continuing;

3.1.2	each Borrower completing the “know your customer” checks of Barclays Bank PLC, New York branch (“BBNY”) and providing all information required by BBNY in respect of such checks as soon as possible in a manner satisfactory to BBNY and the Finance Parties in connection with the opening of a Deposit Account by each Borrower with BBNY;

3.1.3	each Borrower, as soon as possible and in a manner satisfactory to BBNY and the Finance Parties, completing all bank account mandates and other account opening and operating forms in respect of each Deposit Account to be opened with BBNY as required by BBNY and the Finance Parties;

3.1.4	each Borrower, on 18 October 2013 and in the following order:-

(a)	executing and delivering to the Agent:-

(i)	the Facility Amendment Agreement; and

(ii)	each New Security Document; and

(b)	transferring all cash currently held in a Custodian Account to a Deposit Account,

provided that if a Deposit Account has not been opened on 18 October 2013 (other than where, in the sole opinion of the Agent, a Borrower has failed to comply with paragraph 3.1.2 or 3.1.3 above), the applicable Borrower shall comply with paragraphs (a) and (b) above on the day such Deposit Account is opened (if details are provided by the Agent to each Borrower by 11am (New York time) on that day or otherwise on the following Business Day);

3.1.5

as soon as practicable and by no later than 5pm (London time) on 25 October 2013 each Borrower procuring that all remaining collateral held in a Custodian Account shall be converted to cash and transferred to a Deposit

Execution version

Account (and prior to such time any Collateral held in a Custodian Account shall only consist of Collateral within paragraphs (a) to (c) of the definition of Eligible Collateral) and:-

(a)	the aggregate balance of each Deposit Account being in excess of US$240,000,000; and

(b)	the balance of each Deposit Account being in excess of an amount equal to the sum of (i) 100 per cent of the aggregate principal amount of each Letter of Credit (other than the Hardy Letter of Credit) outstanding to that Borrower (calculated at the Base Currency Amount) and (ii) 108 per cent of the principal amount of the Hardy Letter of Credit (calculated at the Base Currency Amount);

3.1.6	each Borrower agreeing (by countersigning this letter) that clause 17.5 of the Facility Agreement shall cease to apply and that they will not withdraw any Collateral (held in whatever form) from the Custodian Accounts or the Deposit Accounts, notwithstanding any contrary provision of any Finance Document other than with the prior consent of the Agent;

3.1.7	each Borrower procuring the return and cancellation of each Letter of Credit as soon as practicable and in any event by no later than:

(a)	in respect of the Reinsured Letters of Credit, by 29 November 2013;

(b)	in respect of the Commuted Letters of Credit, by 29 November 2013;

(c)	in respect of the Apollo Letter of Credit, by 29 November 2013; and

(d)	in respect of the Hardy Letter of Credit, by 29 November 2013 or such later date as agreed in writing by each Issuing Bank;

3.1.8	each Borrower providing ongoing information as to the status of the Letters of Credit and the proposed arrangements to procure their release including (without limitation):-

(a)	copies of all written and electronic communication with Lloyd’s in respect of the return and cancellation of any outstanding Letter of Credit;

(b)	written updates (no less than weekly and on any change of status or on reasonable notice by the Agent) including, without limitation, the anticipated dates of return and cancellation of each Letter of Credit;

(c)	a conference call (at any time specified on reasonable notice by the Agent) attended by representatives of each Borrower and their advisers with each Finance Party and their advisers to update on the status of arrangements in respect of the release of each Letter of Credit; and

(d)	such other information requested by a Finance Party on reasonable notice; and

Execution version

3.1.9	there being no occurrence of a “Default” or “Event of Default” (each as defined therein) or right to terminate or accelerate (howsoever described) under the US$220,000,000 credit agreement between, among others, Tower Group Inc. as borrower, Bank of America, N.A., JP Morgan Chase Bank, N.A., KeyBank National Association, PNC Bank, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, dated 14 May 2010 and amended on 22 June 2012, 26 November 2012, 3 March 2013 and 3 April 2013 and as further amended or restated from time to time or any related document.

4.	WAIVER TERMINATION

4.1	The waiver in paragraph 2 of this letter shall cease to be of effect and no waiver shall be deemed to have been given on the earliest to occur of:-

4.1.1	any one of the conditions in paragraph 3.1 of this letter not being satisfied by the applicable time specified above;

4.1.2	such date as each Finance Party (in its sole discretion) considers, on the basis of the information provided in accordance with paragraph 3.1.8 (and any other available information), that the condition in paragraph 3.1.7 shall not be met; or

4.1.3	subject to paragraph 4.3, 30 October 2013.

4.2	On the waiver in paragraph 2 of this letter ceasing to be of effect in accordance with paragraph 4.1 above:-

4.2.1	each matter waived under this letter shall constitute an immediate and continuing Event of Default against each Borrower which is not capable of remedy;

4.2.2	each Repeating Representation shall be deemed to have been made by reference to the facts and circumstances existing at that time (and as at the date of this letter) without qualification (and where the facts and circumstances applicable to any such Repeating Representation shall, where applicable, be deemed to have a Material Adverse Effect and not be capable of remedy); and

4.2.3	an Event of Default arising under paragraphs 4.2.1 and 4.2.2 in relation to any Borrower shall constitute an Event of Default against all Borrowers.

4.3	The Agent (on behalf of itself and the other Finance Parties) may at its sole discretion amend the date set out in paragraph 4.1.3 to a date later than 30 October 2013 on notice to the Borrowers. Without prejudice to the free exercise of its discretion not to extend such date, the Agent shall consider an extension in circumstances where all conditions in paragraph 3.1 of the letter (other than paragraphs 3.1.1 and 3.1.7) have been met and, on the basis of the information provided in accordance with paragraph 3.1.8 (and any other available information), it considers that the condition in paragraph 3.1.7 is likely to be met by 29 November 2013.

5.	RELEASE OF CASH COLLATERAL

5.1	On receipt of a request in writing that an amount equal to a specified Letter of Credit (the “Release Amount”) be released from a Deposit Account (or an aggregate amount equal to the Release Amount is released from one or more Deposit Accounts) in order to procure the release and cancellation of that Letter of Credit, the Agent shall instruct the Security Agent to release the Release Amount provided:-

5.1.1	the Release Amount (or such part of the Release Amount to be released from a Deposit Account) is within the Excess Cash Amount;

Execution version

5.1.2	the Release Amount is used for the sole purpose of providing funds at Lloyd’s in the form of cash in substitution for that Letter of Credit, to be held in trust by Lloyd’s; and

5.1.3	the Release Amount is transferred directly to an account of (or at the direction of) Lloyd’s.

6.	CONSENT AND ACKNOWLEDGEMENT

6.1	Each Borrower hereby confirms, ratifies and acknowledges its obligations and liabilities in respect of all of its obligations under the Finance Documents, all of which continue to accrue and be due and payable as set forth in the Finance Documents.

6.2	Except as expressly contemplated hereby or in the Facility Amendment Agreement or a New Security Document, the Finance Documents shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects. The execution and delivery by the Finance Parties of, or acceptance of, this letter and any other documents and instruments in connection herewith (collectively, the “Waiver Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect any Finance Party’s ability to enforce its rights arising out of or as a result of) any Default or Event of Default not explicitly waived hereby.

6.3	Each Borrower hereby acknowledges and confirms to the Finance Parties that such Borrower is executing this letter and any other Waiver Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other person or entity.

7.	RESERVATION OF RIGHTS

Each Finance Party reserves any other right or remedy it may have now or subsequently in relation to the Facility Agreement and other Finance Documents. This letter does not constitute a waiver of any right or remedy other than in relation to the waiver expressly provided in paragraph 2 above.

8.	MISCELLANEOUS

8.1	No Borrower may take any proceedings against any Finance Party or their respective officers, employees or agents in respect of any claim it might have against any Finance Party, or their respective officers, employees or agents in respect of any act or omission of any kind by that Finance Party, or any of their respective officers, employees or agents in relation to any Finance Document and any Finance Party or their respective officers, employees or agents may rely on this paragraph.

8.2	Except as expressly waived in this letter, the Facility Agreement and each other Finance Document continues in full force and effect.

8.3	This letter is a Finance Document.

Execution version

8.4	The Borrowers shall within three Business Days of demand pay the Agent, the Security Agent and each Issuing Bank the amount of all documented costs and expenses (including legal fees) reasonably incurred (subject to any agreed caps) by any of them in connection with the negotiation, preparation and execution of this letter.

8.5	This letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

8.6	This letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

8.7	The provisions of Clauses 1.3 (Third Party Rights), 28 (Partial Invalidity), 29 (Remedies and Waivers) and 30 (Amendments and waivers) of the Facility Agreement shall apply, mutatis mutandis, to this letter as if set out in full herein.

Execution version

Appendix

Letters of Credit

Part 1

Irrevocable Credit Number LDRC12158 - $60,250,000 – Hermitage Insurance Company on

behalf of Tower Corporate Capital 1 Limited

&

Irrevocable Credit Number LDRC12157 - $7,500,000 – CastlePoint National Insurance Company on

behalf of Tower Corporate Capital 1 Limited

&

Irrevocable Credit Number LDRC12156 - $24,200,000 – CastlePoint National Insurance

Company on behalf of Tower Corporate Capital 1 Limited

Part 2

Irrevocable Credit Number LDRC12160 - $47,100,000 – Tower Insurance Company of New

York on behalf of Canopius Capital Fourteen Limited

&

Irrevocable Credit Number LDRC12159 - $25,600,000 – CastlePoint Insurance Company

on behalf of Canopius Capital Fourteen Limited

Part 3

Irrevocable Credit Number LDRC12155 - $4,000,000 – Hermitage Insurance Company on

behalf of Nameco (No. 916) Limited

Part 4

Irrevocable Credit Number LDRC11037 - £19,800,000 – CastlePoint Insurance Company

on behalf of Hardy IC Limited

Execution version

Please confirm your agreement with the contents of this letter by signing and returning to the enclosed duplicate of this letter.

Yours faithfully

/s/ Estela R. R. Landro

For and on behalf of
BARCLAYS BANK PLC as Agent (acting on the instructions of the Issuing Banks)

We agree to the terms and conditions of this letter

For and on behalf of
TOWER INSURANCE COMPANY OF NEW YORK

By:	/s/ William E. Hitselberger
Name:	William E. Hitselberger
Title:	EVP & CFO

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

Execution version

For and on behalf of
CASTLEPOINT INSURANCE COMPANY

By:	/s/ William E. Hitselberger
Name:	William E. Hitselberger
Title:	EVP & CFO

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

For and on behalf of
CASTLEPOINT NATIONAL INSURANCE COMPANY

By:	/s/ William E. Hitselberger
Name:	William E. Hitselberger
Title:	EVP & CFO

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer

For and on behalf of
HERMITAGE INSURANCE COMPANY

By:	/s/ William E. Hitselberger
Name:	William E. Hitselberger
Title:	EVP & CFO

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	Managing VP & Treasurer